UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2024 (July 25, 2024)

BUSINESS WARRIOR CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	333-265471	90-1901168
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

455 E Pebble Road, #230912, Las Vegas, NV 89123-0912

(Address of Principal Executive Offices)

(855) 294-2900

(Registrant's Telephone Number including Area Code

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement with Business Warrior

Overview

On July 28, 2024, Business Warrior Corporation, a Wyoming corporation (“Business Warrior”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Business Warrior, Innovative Payment Solutions, Inc., a Nevada corporation (“IPSI”), IPSI Merger Sub, Inc., a Delaware corporation and a newly formed, wholly-owned subsidiary of IPSI (“Merger Sub”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Business Warrior (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with Business Warrior continuing as the surviving Wyoming corporation in the Merger and a wholly-owned subsidiary of IPSI.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”): (i) each outstanding share of common stock, par value $0.0001 per share, of Business Warrior (“Business Warrior Common Stock”), other than treasury shares and shares as to which appraisal rights have been exercised, will be automatically converted into the right to receive a number of shares of common stock, par value $0.0001 per share, of IPSI (“IPSI Common Stock”) equal to the Applicable Per Share Portion (as defined in the Merger Agreement) of the Merger Consideration (as defined below), (ii) each outstanding share of preferred stock of Business Warrior (“Business Warrior Preferred Stock”), other than treasury shares and shares as to which appraisal rights have been exercised, will be automatically converted into the right to receive a number of shares of IPSI Common Stock equal to the Applicable Per Share Portion (as defined in the Merger Agreement) of the Merger Consideration (as defined below) had such share of Business Warrior Preferred Stock been converted into shares of Business Warrior Common Stock immediately prior to the Effective Time and (iii) any other options, warrants or rights to subscribe for or purchase any capital stock of Business Warrior or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any capital stock of Business Warrior, if not exercised or converted prior to the Effective Time, shall be cancelled, retired and terminated.

Merger Consideration

Pursuant to the terms of the Merger Agreement, the consideration to be delivered to the holders of Business Warrior Common Stock and Business Warrior Preferred Stock in connection with the Merger (the “Merger Consideration”) will be a number of newly issued shares of IPSI Common Stock representing forty-five percent (45%) of the IPSI Common Stock outstanding immediately following the Closing, and after giving effect to the conversion, exercise or cancellation of the Business Warrior Preferred Stock and other Business Warrior securities referred to above.

Representations and Warranties

The Merger Agreement contains representations and warranties of each of IPSI, Merger Sub and Business Warrior that are customary for similar transactions and that include certain qualifications and customary exceptions, as applicable. Additionally, many of the representations and warranties are qualified by specified exceptions or qualifications contained in the Merger Agreement, by information provided pursuant to certain disclosure schedules to the Merger Agreement, or by reference to materiality, Material Adverse Effect, or similar qualifiers. “Material Adverse Effect” as used in the Merger Agreement means with respect to IPSI or Business Warrior, any change or effect that is or would reasonably be expected to be materially adverse to (i) the business, operations, results of operations or financial condition of such or Business Warrior, as applicable, and its subsidiaries taken as a whole or (ii) the ability of IPSI or Business Warrior to timely consummate the Transactions.

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No Survival or Indemnification

None of the party’s representations, warranties or pre-Closing covenants will survive Closing and no party has any post-Closing indemnification obligations.

Covenants of the Parties

The Merger Agreement includes customary covenants of the parties with respect to, among others things, (i) operation of their respective businesses prior to consummation of the Merger and efforts to satisfy conditions to consummation of the Merger, (ii) access to information, (iii) cooperation in the preparation of the registration statement on Form S-4 (as may be amended or supplemented from time to time, the “Registration Statement”) which IPSI is expected to file with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Merger and the Transactions, (iv) use of reasonable best efforts to obtain regulatory approvals, (v) notification of the other party of certain breaches, (vi) Section 16 matters, (vii)  indemnification of directors and officers and tail insurance and (viii) obtaining all requisite approvals of each party’s respective stockholders. Additionally, Business Warrior has agreed not to solicit or enter into a competing alternative transaction (an “Alternative Transactions”), subject to the fiduciary duties of the board of directors Business Warrior, in accordance with customary terms and provisions set forth in the Merger Agreement.

The parties agreed to take all necessary actions to cause IPSI’s board of directors immediately after Closing to consist of five directors, including: (i) two persons who are designated by IPSI prior to Closing, (ii) two persons who are designated by Business Warrior prior to Closing and (iii) one person mutually agreed upon by IPSI and Business Warrior.

Conditions to Consummation of the Merger; Convertible Note Exchange

Each party’s obligation to consummate the Merger is conditioned upon, among other things: (i) approval by IPSI stockholders of the amendment to its certificate of incorporation (“IPSI Stockholder Approval”), (ii) approval by Business Warrior stockholders of the Merger and related transactions and matters (“Business Warrior Stockholder Approval”), (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all other requisite regulatory approval, (iv) the absence of any applicable law or order that makes illegal, or prohibits or prevents, the Transactions and (v) the Registration Statement having become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”).

In addition, each party’s obligation to consummate the Merger is conditioned upon the following agreements being in full force and effect: (i) exchange agreements, to be entered into by and among IPSI, Business Warrior and each holder of the outstanding convertible notes of IPSI (the “IPSI Exchange Agreements”), pursuant to which each outstanding convertible note of IPSI will be exchanged for shares of newly-issued shares of Series A Convertible Preferred Stock of IPSI (the “IPSI Series A Preferred”) and (ii) exchange agreements, to be entered into by and among IPSI, Business Warrior and each holder of the outstanding convertible notes of Business Warrior (the “Business Warrior Exchange Agreements”), pursuant to which each outstanding convertible note of Business Warrior will be exchanged for shares of newly-issued shares of IPSI Series A Preferred.  The designation of the IPSI Series A Preferred is subject to IPSI Stockholder Approval.  Further, as of the date of this Current Report, the terms of the IPSI Series A Preferred remain subject to negotiation between IPSI, Business Warrior and the holders of such convertible notes.  As previously disclosed by IPSI in a Current Report on Form 8-K filed on February 26, 2024, IPSI and Business Warrior have certain convertible note holders in common.

In addition, IPSI’s obligation to consummate the Merger is conditioned upon, among other things: (i) the representations and warranties of Business Warrior being true and correct on and as of the Closing Date (as defined in the Merger Agreement) as if made on the Closing Date (subject to certain exceptions and an overall “Material Adverse Effect” standard), (ii) Business Warrior having performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Merger Agreement to be performed or complied with by it on or prior to the Closing Date and (iii) receipt by IPSI of each Lock-Up Agreement (as defined below) and Employment Agreement (as defined in the Merger Agreement).

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Business Warrior’s obligation to consummate the Merger is further conditioned upon, among other things: (i) the representations and warranties of IPSI being true and correct on and as of the Closing Date as if made on the Closing Date (subject to certain exceptions and an overall “Material Adverse Effect” standard) and (ii) IPSI and Merger Sub having performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Merger Agreement to be performed or complied with by it on or prior to the Closing Date.

Termination

The Merger Agreement may be terminated at any time prior to the Effective Time by either IPSI or Business Warrior if the Merger and related transactions are not consummated on or before the seven-month anniversary of the date of the Merger Agreement (the “Termination Date”), provided that the Termination Date shall be automatically extended to the nine-month anniversary of the Merger Agreement if the conditions to closing, other than receipt of IPSI Stockholder Approval and Business Warrior Stockholder Approval, effectiveness of the Registration Statement and that the IPSI Exchange Agreements and Business Warrior Exchange Agreements are in full force and effect, have been satisfied.

The Merger Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons (i) by mutual written consent of IPSI and Business Warrior, (ii) by written notice by either IPSI or Business Warrior if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, and such order or other action has become final and non-appealable, (iii) by written notice by Business Warrior of IPSI’s or Merger Sub’s uncured breach of a representation, warranty, or covenant contained in the Merger Agreement that would cause the related condition to closing to not be satisfied, (iv) by written notice by IPSI of Business Warrior’s uncured breach of a representation, warranty, or covenant contained in the Merger Agreement that would cause the related Closing condition to not be satisfied or a material breach of a Business Warrior Voting and Support Agreement, (v) by either IPSI or Business Warrior if Business Warrior holds its stockholder meeting to approve the Merger Agreement and the Merger, and Business Warrior Stockholder Approval is not obtained, (vi) by IPSI if Business Warrior’s board of directors has failed to recommend or shall have withdrawn, amended or modified in any respect materially adverse to IPSI its recommendation of the Merger Agreement or shall have recommended another proposal for an Alternative Transaction or accepted a Superior Proposal (as defined in the Merger Agreement) and (vii) by Business Warrior if, prior to receipt of Business Warrior Stockholder Approval, Business Warrior accepts a Superior Proposal, subject to the terms and conditions of the Merger Agreement.

Governing Law

The Merger Agreement is governed by the laws of the State of New York and the parties are subject to the jurisdiction of any New York state court or any federal court sitting in the State of New York in any action arising out of or relating to the Merger Agreement.

Certain Agreements Related to the Merger Agreement

Business Warrior Voting and Support Agreements

In connection with the execution of the Merger Agreement, on July 29, 2024, certain stockholders of Business Warrior, including Rhett Doolittle and Jonathan Brooks, the Chief Executive Officer and President, respectively, of Business Warrior (the “Business Warrior Holders”) entered into support agreements with IPSI (the “Business Warrior Voting and Support Agreements”), pursuant to which such Business Warrior Holders agreed, among other things, to vote all shares of capital stock of Business Warrior beneficially owned by the Business Warrior Holders (the “Business Warrior Shares”) in favor of the Merger and related transactions. Such Business Warrior Holders also agreed to take certain other actions in support of the Merger Agreement and related transactions (and any actions required in furtherance thereof) and refrain from taking actions that would adversely affect such Business Warrior Holders’ ability to perform their obligations under the Business Warrior Voting and Support Agreement. Pursuant to the Business Warrior Voting and Support Agreements, the Business Warrior Holders also agreed not to transfer the Business Warrior Shares during the period from and including the date of the Business Warrior Voting and Support Agreement and the first to occur of the Effective Time or the date on which the Business Warrior Support Agreement is terminated, except for certain permitted transfers where the recipient also agrees to comply with the Business Warrior Voting and Support Agreement.

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Lock-Up Agreements

Concurrently with and effective upon the Closing, officers, directors and certain stockholders of Business Warrior (each, a “Significant Stockholder”) shall each enter into a Lock-Up Agreement with IPSI (each, a “Lock-Up Agreement”). Pursuant to the Lock-Up Agreements, with respect to the shares received as Merger Consideration, each Significant Stockholder may not, with limited exceptions, transfer shares, or publicly disclose the intention to transfer shares until the twelve-month anniversary of the Closing.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement and form of Business Warrior Voting and Support Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1 and 10.1, respectively, and the terms of which are incorporated by reference herein.

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Item 8.01 Other Information.

On July 29, 2024, IPSI and Business Warrior issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 8.01 and the Press Release are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall the Press Release be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the Merger Agreement and the Transactions, IPSI intends to file a Registration Statement on Form S-4 with the Securities and Exchange Commission (“SEC”), which will include a prospectus and a preliminary proxy statement in connection with the Merger Agreement and the Transactions (the “Registration Statement”). The Registration Statement has not been filed with nor declared effective by the SEC. Promptly after the Registration Statement is declared effective by the SEC, IPSI will mail the definitive proxy statement and a proxy card to its stockholders. Investors and securityholders of IPSI and other interested persons are advised to read, when available, the preliminary proxy statement to be filed with the SEC, and amendments thereto, the definitive proxy statement and the prospectus in connection with the Merger Agreement and Transactions and other documents filed in connection with the proposed Transactions because these documents will contain important information. The definitive proxy statement will be mailed to stockholders of IPSI as of a record date to be established in the future for voting on the Merger Agreement and the Transactions. The Registration Statement, including the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by IPSI with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to: Innovative Payment Solutions, Inc., 56B 5th Street, Lot 1, #AT, Carmel by the Sea, CA 9392, Attention: Mr. Richard Rosenblum.

Participants in the Solicitation

IPSI and BZWR and their respective directors and officers may be deemed participants in the solicitation of proxies from IPSI’s stockholders with respect to the Transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Transactions of certain of IPSI’s directors and officers in the solicitation by reading IPSI’s filings with the SEC, including, when filed with the SEC, the Registration Statement, including its preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, amendments and supplements thereto, and other documents filed with the SEC. Such information with respect to BZWR and BZWR’s directors and executive officers will also be included in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Solicitation or Offer

This Current Report is not a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transactions and will not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

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Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of IPSI and BZWR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results, or strategies regarding IPSI and Business Warrior, their respective businesses, the proposed merger and the future generally held by the respective management teams of IPSI and Business Warrior, the anticipated benefits and the anticipated timing of the proposed merger, future financial condition, and performance of IPSI and Business Warrior and expected financial impacts of the proposed merger (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the proposed merger, financing transactions or recapitalizations related to the proposed merger, and the products and markets and expected future performance and market opportunities of IPSI and Business Warrior. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, without limitation: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the price of the securities of each of IPSI and Business Warrior, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the requirement that the merger and related matters described herein must be approved by the stockholders of IPSI and by the stockholders of Business Warrior, (iii) the failure to obtain regulatory or third-party approvals, as applicable, required to consummate the proposed merger, (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed merger, (v) the effect of the announcement or pendency of the proposed merger on IPSI and Business Warrior’s respective business relationships, operating results, and business generally, (vi) risks that the proposed merger disrupts current plans and operations of IPSI or Business Warrior, (vii) the outcome of any legal proceedings that currently exist or may be instituted against IPSI or Business Warrior related to the proposed merger, (viii) changes in the competitive markets in which IPSI and Business Warrior operate, changes in laws and regulations affecting IPSI and Business Warrior businesses and changes in the combined capital structure, (ix) the ability to implement business plans, growth, marketplace, and other expectations after the completion of the proposed merger, and identify and realize additional opportunities, (x) the potential inability of IPSI or Business Warrior to achieve its business and customer growth and technical development plans, (xii) the ability of IPSI or Business Warrior to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by IPSI or Business Warrior of the intellectual property rights of others, (xiii) risk of loss of key IPSI or Business Warrior personnel and (xiv) the risks of economic downturn, increased competition, a changing regulatory landscape, and related impacts that could occur in the highly competitive marketplace in which IPSI and Business Warrior operate. The foregoing list of factors is not exhaustive. Readers should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of IPSI and Business Warrior most recent respective Annual Reports on Form 10-K filed with the SEC and subsequent periodic reports filed by IPSI and Business Warrior with the SEC, and the Registration Statement to be filed by IPSI in connection with the proposed merger.  These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.  Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither IPSI nor Business Warrior assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither IPSI nor Business Warrior gives any assurance that either IPSI or Business Warrior, or the combined company, will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 28, 2024, by and among Business Warrior Corporation, IPSI Merger Sub, Inc. and Innovative Payment Solutions, Inc.
10.1	Voting and Support Agreement, dated as of July 28, 2024, by and among Innovative Payment Solutions, Inc., Business Warrior Corporation and the holders party thereto.
99.1	Press Release, date July 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS WARRIOR CORPORATION
a Wyoming corporation

Date: July 31, 2024	By:	/s/ Rhett Doolittle
	Name:	Rhett Doolittle
	Title:	Chief Executive Officer and Director (Principal Executive Officer)(Principal Financial and Accounting Officer)

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